EXHIBIT 10.2

AGREEMENT FOR PURCHASE AND SALE OF

REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS

(8810 Calvine Road, Elk Grove, Sacramento County, California)

This AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

AND JOINT ESCROW INSTRUCTIONS (the “Agreement”) is dated for reference purposes only as of May 6, 2010, and is entered into by and between CALVINE SOUTH, LLC, a California limited liability company, (“Seller”), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

RECITALS

A.

Seller is the owner of that certain real property and improvements commonly addressed as 8810 Calvine Road, Elk Grove, Sacramento County, California (together with the description in Recital B (a-h), below, the “Property”).

B.

The Property consists of all of Seller's right, title and interest in (a)

approximately 360,000 square feet of land (the “Land”), and (b) an approximately 89,887 square foot retail store building, exclusive of a mezzanine storage area constructed upon the Land (the “Building”), and (c) all of the right, title and interest of Seller in and to the Lease (as hereinafter defined), and (d) all improvements located upon the Property, and (e) all personal property, if any, owned by Seller and used in connection with the Property, and (f) all shrubs, trees, plants and other landscaping located upon the Property, and (g) and all of Seller’s right, title and interest in and to any and all entitlements, easements, leases, rights, mineral rights, rights of way, oil and gas rights, water, water rights, development rights, and privileges appurtenant thereto.

C. The Building is leased to Kohl’s Department Stores, Inc., a Delaware corporation (“Kohl’s,” or “Tenant,” as required by context) pursuant to that certain Lease Agreement dated March 19, 2007 between Kohl’s, as Tenant, and Fruitridge Stockton, LLC, a California limited liability company, Petrovich Development Company, LLC, a California limited liability company, and Calvine & Elk Grove-Florin, LLC, a California limited liability company, collectively, as Landlord, which was assigned to Seller by an assignment of lease (the “Lease Assignment”), dated April 26, 2007. The lease was amended by a First Amendment to Lease (“Amendment”) dated February 4, 2008. The Lease Agreement, the Lease Assignment, and the Amendment are collectively referred to as (the “Lease”) when the context requires.

D.

A description of the Land is attached hereto as “Exhibit A”.

AGREEMENT

NOW, THEREFORE, with the foregoing recitals being deemed true and a part of this Agreement, for and in consideration of the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.

PURCHASE AND SALE.

1.1

Agreement to Buy and Sell.  Subject to the terms and conditions set forth herein, Seller agrees to sell and convey to Buyer, and Buyer hereby agrees to acquire and purchase from Seller all of Seller’s right, title and interest in and to the Property.

1.2

Effective Date.   The date on which the last party executes this Agreement and delivers it to the other party shall hereinafter be referred to as the “Effective Date”, and shall be the date upon which this Agreement is effective.

1.3

Purchase Price.  The purchase price for the Property (“Purchase Price”) shall be TWENTY ONE MILLION FOUR HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($21,480,000.00), payable as follows:

(a)

Deposit.   Within one (1) business day from and after the Effective Date Buyer shall pay into Escrow, as hereinafter defined, a Deposit in the sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) (excluding interest earned thereon, if any, which shall be the property of Purchaser in all events, the “Deposit”).

(b)

Balance of Purchase Price.   Buyer shall pay the balance of the Purchase Price (plus and minus prorations and credits as described by this Agreement) to Seller upon close of escrow in cash or other current funds.

1.4

When Deposit Non-refundable.     The Deposit shall be fully refundable to Buyer in the event that Buyer terminates this Agreement prior to the end of the Contingency Period, as hereinafter defined.  Upon expiration of the Contingency Period, unless otherwise agreed in writing by Seller and Purchaser, Buyer shall either approve of its due diligence investigations of the Property and deliver such approval to Seller and to Escrow Agent, as hereinafter defined, prior to the expiration of the Contingency Period, or Buyer shall either expressly terminate this Agreement or be deemed to have terminated this Agreement as provided in the immediately following sentence.   In the event that Buyer does not deliver to Seller and to Escrow Agent the approval of its due diligence investigations of the Property (the “Due Diligence Approval Notice”) on or before the expiration of the Contingency Period, Buyer shall be deemed to have disapproved of its due diligence investigations of the Property and to have terminated this Agreement, in which event the Deposit shall be promptly refunded to Buyer by Escrow Agent.   In the event that Buyer does deliver to Seller and to Escrow Agent the Due Diligence Approval Notice, the Deposit shall thereafter be non-refundable to Buyer (except for the performance by Seller and as otherwise provided herein in regard to satisfaction of the Conditions Precedent (as defined immediately below)), and the Deposit shall apply as a credit against the Purchase Price upon Close of Escrow.  Upon the expiration of the Contingency Period, the Deposit shall be fully refundable to Purchaser upon the occurrence of:  (a) a Seller default in the performance of its obligations under this Agreement, and (b) upon the failure of any one or more of conditions precedent to the obligations of Buyer to close upon the acquisition of the Property described in Sections 2.4(e), 2.6, 3.1, 3.2, 3.3, 3.5, 3.7, 4.3, 4.4 and 6 (collectively, the “Conditions Precedent”). The Conditions Precedent are for the benefit of Buyer and the performance by Buyer hereunder is subject to the satisfaction of the Conditions Precedent, or the Exercise of the Conditions Election (as defined in Section 2.6, hereof).

 2.

ESCROW AND CLOSING.

2.1

Opening of Escrow.   Buyer shall place the Deposit into escrow (the “Escrow”) with Chicago Title Insurance Company, Attention: Nancy Castro, Resident Vice President, 171 North Clark Street,  Chicago, Illinois 6001 (the “Escrow Agent,” or the “Title Company” as required by context).   Escrow Agent shall place the Deposit in an interest-bearing account with all interest to accrue to the benefit of Buyer.  Escrow Agent shall promptly issue a current preliminary title report (“PTR”) to Buyer and to Seller together with true, complete and legible copies of all exception documents referred to in the PTR.  In addition, promptly after the opening of Escrow, Buyer may cause to be prepared either a new survey, or an update to any existing Property survey to the survey certification standards described upon Exhibit “E,” attached hereto and made a part hereof (the “Survey”).    Prior to Close of Escrow, Escrow Agent shall prepare and submit to Seller Escrow Agent’s supplemental escrow instructions containing such standard and usual provisions as may be requested by Escrow Agent and approved by Seller in writing; provided, however, the supplemental instruction shall not modify or amend any provision of this Agreement unless specifically so stated.  In the event there is a conflict between the supplemental instructions and this Agreement, the terms and provisions of this Agreement shall control.    As used in this Agreement, the “Close of Escrow” shall mean the date a Grant Deed (“Grant Deed”) conveying fee title to the Property to Buyer is recorded in the Office of the Recorder of Sacramento County, California (the “Official Records”).

2.2

Escrow Fees and Other Charges.    The Buyer shall pay the escrow fee, the premium for issuance of a CLTA owner’s policy of title insurance and all recording costs. Seller and Buyer will equally share (on a 50:50 basis) the cost and expense of all city and county and state (if any) transfer, documentary stamp and like-taxes imposed upon the conveyance of real and personal property taxes in the situs of the Property.  If Buyer desires to obtain an ALTA extended coverage policy of title insurance, or if Buyer desires to obtain any title policy endorsements, Buyer shall pay the additional premium for issuance thereof.  Seller shall pay all costs that may be associated with payoff of its lender, if any.   Buyer shall pay all costs associated with obtaining a new loan, if any; however this transaction is not contingent upon Buyer obtaining any financing of its purchase.  Buyer and Seller shall each pay all legal and professional fees and fees of other consultants incurred by either of them, respectively.    Any expense associated with ownership or operation of the Property (not including income taxes of Seller) that are not paid by the Tenant shall be prorated between Buyer and Seller at Closing (defined in Section 2.3 immediately below) with Seller being charged and credited with ownership of the Property to the Closing Date and Purchaser being charged and credited with ownership of the Property on and from the Closing Date.

2.3

Closing Date.   Escrow shall close within three (3) business days following the satisfaction or waiver (subject to the Exercise of the Conditions Election) by Buyer of the Conditions Precedent (the “Closing Date,” or “Closing,” as required by context).

2.4

Closing Documents.  The parties shall deposit the following with Escrow

Agent prior to the Close of Escrow:

(a)

Buyer’s Deliveries.  Buyer shall duly execute and shall deposit:

(1)

The balance of the Purchase Price to be paid pursuant to the provisions of Section 1.3 plus or minus the applicable prorations;

(2)

Buyer’s share of the closing costs as per Section 2.2 above;

(3)

An executed counterpart of the Assignment and Assumption of Lease in the form attached hereto, marked as “”Exhibit B”;

(b)

Seller’s Deliveries.  Seller shall duly execute and deposit:

(1)

the duly executed Grant Deed conveying fee title to the Property, subject only to the “Permitted Exceptions” (as defined in Section 3.1 below) applicable thereto;

(2)

a non-foreign certification satisfying the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations there under (the “Non-Foreign Affidavit”);

(3)

a California state tax withholding certificate satisfying the requirements of California Revenue and Taxation Code Section 18805(d) and 26131 (the “California Tax Certificate”);

(4)

the original Lease document;

(5)

an executed counterpart of the Assignment and Assumption of Lease in the form attached hereto, marked as “Exhibit B”;

Remainder of this page intentionally blank

(6)       General Assignment of any and all interest of Seller in and to any intangible property related to   the Property including use permits, warranties, guarantees, indemnities, rights and claims (collectively, the “Intangibles”), including, without limitation, those for workmanship, materials and performance, if any, that Seller may have with respect to construction of the improvements on the Property in the form attached hereto and marked as “Exhibit C” together with the originals, if available, or copies of all such Intangibles (or documents evidencing such Intangibles) in Seller’s possession or control;

(7)

an express assignment of the roof warranty from Seller to Buyer together with the acknowledgement/approval of the material service provider (the “Roof Warranty Assignment”);

(8)

the Estoppel Certificate from Kohl’s in the form attached hereto and marked as “Exhibit D,” together with an estoppel from each party to any reciprocal easement agreement benefitting or burdening the Property (in a form reasonably acceptable to Buyer);

(9)

the Bring-down Certificate (defined in Section 6(a), hereof);

(10)

Notice to Kohl’s as Tenant under the Lease of the sale of the Property (the “Notice to Tenant”);

(11)

the Bill of Sale in the form attached as Exhibit “H,” and made a part hereof;

(12)

except as provided in Section 4.1(i), evidence of termination of all management and brokerage agreements entered into by Seller in regard to the Property; and

(13)

the originals of those items described in Section 3.4 but only to the extent that Seller is in possession of such originals.

(c)

Additional Instruments.  Seller and Buyer shall each deposit such other instruments as may be reasonably required by Escrow Agent or otherwise required to proceed to the Close of Escrow and consummation the purchase and sale of the Property in accordance with the terms of this Agreement.

(d)

Estimated Closing Statements.   At least one business day prior to the Closing Date, Seller and Buyer shall deposit with the Escrow Agent executed estimated closing statements consistent with this Agreement in the form required by the Escrow Agent.

(e)

Delivery of Title Policy at Closing.   As a condition to Buyer’s obligation to close, the Escrow Agent shall deliver to Buyer at Closing a CLTA owners policy of title insurance or, at Buyer’s election, an ALTA extended coverage policy of title insurance (the “Title Policy”), issued by the Escrow Agent as of the date and time of the recording of the Grant Deed, in the amount of the Purchase Price, containing such endorsements that the Buyer may request, insuring Buyer as owner of good, marketable and indefeasible fee simple title to the  Property, and subject only to the Permitted Exceptions.    The Title Policy may be delivered after the Closing if at the Closing the Escrow Agent issues a currently effective, duly executed “marked-up” Title Commitment and irrevocably commits in writing to issue the Title Policy in the form of the “marked-up” Title Commitment promptly after the Closing Date.

2.5

Closing.

(a)

Actions by Escrow Agent.  On the Closing Date, provided each of the conditions to the party’s obligations have been satisfied or waived, Escrow Agent shall undertake and perform the following acts in the following order:

(1)

record the Grant Deed in the Official Records (with documentary transfer tax information to be affixed after recording) and obtain a conformed copy thereof for delivery to Buyer;

(2)

record the Assignment and Assumption of Lease in the Official Records and obtain a conformed photocopy thereof for delivery to Buyer;

(3)

pay any transfer taxes;

(4)

instruct the County Recorder to return the recorded Grant Deed to Buyer;

(5)

instruct the County Recorder to return the Assignment and Assumption of Lease to Buyer;

(6)

distribute to Seller, or as Seller may instruct, current funds in payment of the Purchase Price;

(7)

deliver to Buyer (i) a conformed photocopy of the recorded Grant Deed, (ii) the original executed Non-Foreign Affidavit, (iii) the original executed California Tax Certificate, (iv) the original Lease, (v) a conformed photocopy of the Assignment and Assumption of Lease, (vi) the General Assignment, (viii) the Bill of Sale, (ix) the original, signed Audit Letter (if the Audit is completed prior to Closing), and (x) the Estoppel Certificate;

(8)

issue to Buyer and to Seller final escrow closing statements reflecting the foregoing and all prorations between Buyer and Seller as instructed in this Agreement; and

(9)

deliver the Notice to Tenant by Federal Express to Tenant.

(b)

Tax Prorations.  Except as may otherwise be provided in the Lease, the Tenant under the Lease is responsible for payment of all real and personal property taxes and assessments levied or assessed against the Property.

(c)

Lease; Property Prorations.   All rental receipts of the Property shall be prorated as of 11:59 p.m., local time, on the day immediately preceding the Close of

Escrow (the “Rent Proration Date”), as follows:   All rents collected on the Rent Proration Date, including rents on account of operating costs, common area charges, if any, and other charges paid by the Tenant (the “Rents”) shall be prorated by charging the Seller and crediting the Buyer for any Rents applicable to periods before and after, respectively, the Rent Proration Date.  Rents are “delinquent” when payment thereof is due prior to the Closing but has not been made by the Closing.  Delinquent rents shall not be prorated and shall remain the property of Seller.  Seller shall not be entitled to any of the rents received by Buyer on and after the Closing from Tenant owing delinquent rents unless Tenant shall be current in their rental obligations for periods occurring from and after Closing.  In that case, Buyer shall deliver to Seller any rents, net of the costs of collection, received by Buyer which are attributable or properly allocable to delinquent rentals for rental periods occurring prior to the Closing.  If, however, delinquent rents are not collected from the Tenant owing such delinquent rentals, Buyer shall not be liable to Seller for such delinquent rents.  Buyer shall not have any obligation, and Seller shall have no right, to collect any delinquent rents.  Notwithstanding the foregoing, Buyer agrees to use commercially reasonable efforts to collect any delinquent rents, but shall not be obligated to terminate the Lease by reason of non-payment of delinquent rents relating to periods prior to the Closing.  It shall be conclusively presumed between Buyer and Seller that all rents received after the Closing shall first be applied to rents attributable to the period beginning on the Closing and thereafter, and subsequently, to the period prior to the Closing.  Any (i) rent abatement, Tenant improvement and any other Tenant concession; and (ii) any broker commission, consultant fee and any like-payment obligation incurred in connection with the procurement of the Lease, shall, as of the Closing Date, collectively either be fully-paid and discharged by Seller or credited to Buyer for payment when due in accordance with the terms of the Lease and any other applicable document.

(d)

Capital Expenditures.   All capital and other improvements, including labor and material, that are performed or contracted for, by or on behalf of Seller before the Close of Escrow, and all sums due for accounts payable that were owed or incurred for the benefit of the Property before the Close of Escrow, shall be paid by Seller with appropriate waivers of lien deposited into Escrow.  All work contracted for by Seller prior to the Close of Escrow, if any, shall be completed prior to the Close of Escrow.

(e)

Possession.  Upon the Close of Escrow, exclusive possession of and title to the Property shall be given and conveyed to the Buyer, subject only to the Permitted Exceptions including, without limitation, the Tenant’s right to possession of the Property pursuant to the terms of the Lease.

2.6

Additional Conditions to Close.  In addition to all other conditions set forth herein, the obligation of Seller, on the one hand, and Buyer, on the other hand, to consummate the transactions contemplated hereunder shall be contingent upon the following:

(a)

Representations True.  The other party's representations and warranties contained herein shall be true and correct as of the Effective Date and the Closing Date and Seller shall deliver into Escrow a bring-down certificate updating Seller’s representations and warranties to Buyer (the “Bring-down Certificate”).

(b)

Mutual Performance.  As of the Closing Date, the other party shall have performed its obligations hereunder and all deliveries to be made at Closing have been tendered;

(c)

Legal Actions.   There shall exist no pending or threatened actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against the other party that would materially and adversely affect the operation or value of the Property or the other party's ability to perform its obligations under this Agreement.

So long as a party is not in default hereunder, if any condition to such party's obligation to proceed with the Closing hereunder has not been satisfied as of the Closing Date, such party may, in its sole discretion (collectively, the “Exercise of the Conditions Election”), (i) terminate this Agreement by delivering written notice to the other party on or before the Closing Date, (ii) elect to extend the Closing until such condition is satisfied, or until an outside date then designated by said electing party (and if such condition is not satisfied by such outside date, this Agreement shall terminate on such outside date unless the electing party waives the satisfaction of the condition on such outside date), and (iii) elect to consummate the transactions notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition.  In the event such party elects to close, notwithstanding the non-satisfaction of such condition, there shall be no liability on the part of any other party hereto for breaches of representations and warranties of which the party electing to close had actual knowledge at the Closing.  Notwithstanding the foregoing, the failure of a condition due to the breach of a party shall not relieve such breaching party from any liability it would otherwise have hereunder.

2.7

Delivery of Books and Records.    Immediately after the Closing, Seller shall deliver to Buyer copies or originals of all books and records of account, contracts, copies of correspondence with Tenant as well as the originals of any other due diligence items as to which only copies were delivered to Buyer by Seller pursuant to Section 3.4 below.  Seller shall cooperate with Buyer after Close of Escrow to transfer to Buyer any such information stored electronically.

3.

ACTIONS PENDING CLOSING.

3.1

Title – Survey Condition.     Buyer and Seller hereby agree that Buyer shall acquire the Property subject only to (a) those exceptions to be approved in writing by Buyer, and  (b)  general and special real property taxes and assessments, a lien not yet due and payable ("Permitted Exceptions").   Within ten (10 business days of Buyer’s receipt of the last of the PTR  and legible (or best available) copies of all matters of record reflected in the PTR, and the Survey, Buyer shall give Seller written notice (the “Title Notice”) of any exceptions to title or Survey matters to which Buyer objects.   Seller shall then have three (3) business days from receipt of the Title Notice in which to specify in writing to Buyer the manner in which it will remove or cure the objected to exceptions, or that Seller shall not remove or cure the objected to exceptions (“Seller’s Reply”).   If Seller fails to respond to the Title Notice, Seller shall be deemed to have elected not to cure or remove the objected to exceptions.   If Seller elects or is deemed to have elected not to cure or remove an objected to exception, the Buyer shall have the right prior to the later of (i) expiration of the Contingency Period, (ii) the date that is three

(3) business days following receipt by Buyer of Seller’s Reply, or (iii) the date that is three (3) business days following the date upon which Seller, by its failure to have delivered a Seller’s Reply, is deemed to have elected not to cure or remove the objected to exceptions, to notify Seller and Escrow Agent in writing of Buyer’s election either to (a) proceed with the purchase of the Property, waive such title objections and accept the exceptions as Permitted Exceptions, or (b) terminate this Agreement and receive the prompt payment of the Deposit together with interest thereon, if any from Escrow Agent.   If Buyer fails to deliver timely notice of Buyer’s election within the time provided, Buyer shall be deemed to have disapproved of the objected to exceptions as Permitted Exceptions and to have elected to terminate this Agreement and the Escrow, whereupon the Escrow Agent shall promptly refund the Deposit together with any interest thereon to Buyer.  Seller further agrees to remove any exceptions or encumbrances to title that are created by, under or through Seller after the Effective Date without Buyer’s consent. Notwithstanding the foregoing, Seller agrees to remove all liens securing the payment of money.  If Buyer terminates this Agreement pursuant to this paragraph, the Deposit with all accrued interest thereon shall be promptly refunded to Buyer by Escrow Agent, less any Escrow cancellation charges, and each party shall thereafter have no obligation or liability to the other. Buyer shall promptly thereafter return to Seller the Due Diligence Materials that may have been provided by or obtained from Seller.

3.2

Contingency Period.  Buyer acknowledges that the purchase and sale of the Property is “as is”.  The retail store building that is leased to Kohl’s was constructed as a “reverse-build-to-suit” under which Kohl’s constructed the store building and related improvements and Seller reimbursed Kohl’s for its costs of construction per the terms of the Lease.  Many documents that would be in Seller’s possession if Seller had constructed the Building and improvements, such as building warranties and guarantees, as-built plans, utility bills and tax bills are in the possession of Kohl’s.  Buyer shall be responsible for conducting its own investigation of the Property.  Buyer shall have through the day that is thirty (30) business days from and after the Effective Date (the “Contingency Period”) in which to evaluate the suitability of the Property for Buyer's intended use and ownership, including, without limitation, the environmental condition of the Property, governmental land regulations, zoning ordinances, use restrictions, architectural and design approval requirements, development costs, financial and market feasibility, the status of the entitlements of the Property, existing or potential assessments imposed on the Property, the physical condition and any other matter affecting the Property.  Not later than the date that is five (5) days prior to the end of the Contingency Period Seller shall cause to be provided to Buyer an estoppel certificate, in the form attached hereto as “Exhibit D”, executed by Tenant (the “Estoppel Certificate”).  If the Estoppel Certificate is not delivered to Buyer by such date, then Buyer’s obligation to purchase the Property is contingent upon (a) Buyer’s receipt thereof at least five (5) days prior to the Closing and (b) Buyer’s approval of the completed Estoppel Certificate (including any changes to the form thereof made by Tenant or any information inserted therein by Tenant), within five (5) days after the receipt thereof, which approval shall not be unreasonably withheld or conditioned.  Except as provided in the preceding sentence, Buyer shall give Seller written notice of Buyer’s approval or disapproval of all such matters on or before the last day of the Contingency Period.   Buyer’s failure to give such notice shall be deemed Buyer’s disapproval thereof.   If Buyer should give notice of its disapproval of the Estoppel Certificate, or if Buyer is deemed to have disapproved any such matter by its failure to give timely approval thereof, this Agreement shall terminate and the Deposit and any accrued interest thereon shall be promptly refunded to Buyer by Escrow Agent, less any Escrow cancellation charges which shall be paid by Buyer and thereafter neither party shall have any further liability or obligation to the other. Buyer shall thereafter promptly return to Seller all Due Diligence Materials that may have been provided by or obtained from Seller.

3.3

Entry and Inspection.   During the Contingency Period Buyer shall have the right to enter upon the Property upon twenty-four (24) hours prior notice to and approval of the Seller, which approval shall not be unreasonably withheld, for the purpose of making such surveys, examinations, tests, inspections and other determinations as Buyer shall elect (collectively “Inspections”).  Seller agrees to cooperate with Buyer in allowing Buyer and its agents to fully inspect the Property.   Buyer shall indemnify and hold Seller, its members, partners, affiliates, successors, assigns and the Property harmless from (a) any physical damage to the Property caused by making such Inspections, and (b) any mechanics’ liens or other monetary obligations arising from such Inspections.   Buyer shall be solely responsible for all costs incident to the Inspections and shall promptly repair any physical damage to the Real Property arising out of such Inspections.   Notwithstanding anything to the contrary in this Agreement, if Buyer does not give the Due Diligence Approval Notice to Seller notifying of Buyer’s approval of all due diligence matters on or before the last day of the Contingency Period, this Agreement shall be deemed terminated.    If this Agreement terminates pursuant to this Section 3.3, the Deposit and any accrued interest thereon shall be promptly refunded to Buyer by Escrow Agent, less any Escrow cancellation charges which shall be paid by Buyer, and all further rights and obligations of the parties under this Agreement shall terminate.  Buyer shall thereafter promptly return to Seller all Due Diligence Materials.

3.4

Due Diligence Materials.   Seller shall within one (1) business day following the Effective Date, deliver or make readily available to Buyer for inspection by Buyer all of the following documents but only to the extent such documents are in the possession of Seller (the “Due Diligence Materials”):

(a)

the Lease and all other occupancy and use agreements, if any, and all correspondence with Tenant;

(b)

complete monthly income and expense reports;

(c)

permanent certificate of occupancy;

(d)

the PTR;

(e)

existing ALTA survey, if any;

(f)

Phase I environmental report if available;

(g)

soils report;

(h)

Building plans; and

(i)

to the extent not otherwise described above, the matters described upon the Due Diligence Checklist attached hereto as Exhibit “G,” and made a part hereof.

Except as provided in Section 4.1, Buyer hereby acknowledges that Seller provides the Due Diligence Materials strictly as an accommodation to Buyer and, except as may be set forth in this Agreement, without any representation or warranty, express or implied, regarding the accuracy, completeness, fitness or usability of the Due Diligence Materials or the conclusions or recommendations stated therein.    Notwithstanding the foregoing, to the best of Seller’s actual knowledge, no Due Diligence Material or other information supplied to Buyer by or on behalf of Seller contains or will contain any untrue statement of a material fact, and no such document omits or will omit any facts that would be necessary, in the circumstances, to make the document supplied not misleading.

3.5

Lease and Contract Changes During Escrow.   Pending Close of Escrow

Seller agrees that Seller shall not without first having obtained Buyer’s written approval, which approval Buyer may withhold in its absolute and sole discretion, (a) rent or lease or agree to rent or lease any part of the Property; (b) alter, modify or extend the existing Lease; (c) modify any existing service contract with respect to the Property; or (d) enter into any new service contract with respect to the Property.   Seller will not remove any personal property constituting a portion of the Property, if any, except as may be required for necessary repair or replacement, and replacement shall be of equal quality and quantity as existed as of the time of its removal.

3.6

Maintenance of Condition.   Until possession of the Property is transferred to Buyer, Seller shall cause the Property and all improvements thereon to be maintained in the same condition as existed on execution of this Agreement including performing Seller’s obligations under the Lease.

3.7

Closing Conditions.  The obligation of Buyer to purchase the Real Property is subject to the satisfaction of the following conditions as of the Closing Date (the "Conditions to Closing"), any of which may be waived in whole or in part by Buyer at or prior to the Closing Date.

(a)

Title Policy.  At the Close of Escrow the Title Company shall have committed to issue the Title Policy in the full amount of the Purchase Price, subject only to the Permitted Exceptions as more specifically set forth in Section 3.1.

(b)

Representations, Warranties and Covenants.  The representations and warranties of Seller shall be true on and as of the Closing Date with the same force and effect as if such representations and warranties were made on and as of the Closing Date (as evidenced by Seller delivery of the Bring-down Certificate into Escrow), and Seller shall have fully performed all obligations of Seller under this Agreement required to be performed on or before the Close of Escrow.   Except as expressly stated in this Agreement, Seller makes no representation or warranty whatsoever, express or implied, with respect to the Property or any aspect thereof.

(c)

No Default Under Lease.  As of the Closing Date: (i) neither Seller (as lessor) nor Tenant shall be in material default under the terms of the Lease, and (ii) Tenant shall be current in payment of rent as required by the terms of the Lease, and (iii) Tenant shall be open and operating in its demised premises with a fully-stocked store.

If this Agreement is terminated because any of the Conditions to Closing as set forth in this Section 3.7 are not satisfied by Seller or waived in writing by Buyer (pursuant to the Exercise of the Conditions Election), Escrow Agent shall promptly refund to Buyer all funds deposited by Buyer and then held in Escrow, if any, together with any interest accrued thereon, and Buyer shall have the right to pursue any recourse at law or in equity.

REPRESENTATIONS, WARRANTIES AND COVENANTS.

4.1

Seller’s Representations, Warranties and Covenants.  In addition to the representations, warranties and covenants of Seller contained in other Sections of this Agreement, Seller hereby represents, warrants and covenants to the Buyer as follows:

(a)

Except as may be disclosed in this Agreement and in the Due Diligence Materials, if any such disclosures are contained therein, Seller has no actual knowledge of the prior or present existence on the Property of any Hazardous Substances, including, but not limited to petroleum, its products and derivatives, asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, contaminated solid or water, as those terms or terms of similar import may be defined under any applicable federal, state or local laws, rule or regulations.   Seller has no knowledge of any underground storage tanks located on the Property.  Seller has not manufactured, introduced, released or discharged from or onto the Property any Hazardous Substances, as defined in Section 8 below, and Seller has not used the Property or any part thereof for the generation, treatment, storage, handling or disposal of any Hazardous Substances in violation of any Environmental Laws.  The term “Environmental Law” includes, without limitation, the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the Effective Date  together with their implementing regulations and guidelines as of the Effective Date, and all state, regional, county, municipal and other local law, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Substances.

(b)        Seller has no actual knowledge of (1) any abandoned mining operations on the Property, (2) any slippage, sliding, flooding, drainage, grading, or other soils problems of the Property, or (3) of any major damage to Property or any of the structures located thereon as a result of fire, earthquake, flood or landslide.

(c)      Seller has the legal right, power and authority to enter into this

Agreement and to consummate the transaction contemplated herein, and the execution, delivery and performance of this Agreement has been duly authorized and no other action is requisite to the valid and binding execution, delivery and performance of this Agreement.

(d)

The Property consists of a legal parcel capable of conveyance to the Buyer.

(e)

There is no pending action, suit, litigation, condemnation proceedings, arbitration or similar proceeding or governmental investigation or inquiry or, to

Seller’s knowledge, threatened against or in respect to the Property or Seller, as the owner of the Property.

(f)

Seller has not received any notice, written or oral, of any violation or alleged violation of any law, statute, ordinance, rule or regulation relating to the Property or any portion thereof, or of any judgment or decree by which the Property or any portion thereof is subject to or bound, or of any proposed change in zoning or land use entitlements with respect to the Property.

(g)

The execution and delivery of this Agreement and the lawful consummation of the purchase and sale of the Property contemplated herein will not require Seller to obtain, to the best of Seller’s knowledge, any consent, license, permit, waiver, approval, authorization or other action or, by or with respect to any governmental authority.

(h)

All taxes and assessments, if any, levied by all governmental authorities with respect to the Property or any portion thereof have been fully paid on or before their delinquency date.

(i)

 Except for the Lease, Seller has not entered into, and otherwise has no actual knowledge of the existence of any oral or written lease, rental agreements or any similar agreement granting use or occupancy rights with respect to the  Property or any portion thereof, or any other contract agreement, instrument or commitment, either written or oral, which materially affects the Property or any portion thereof, as of the date hereof, or which will affect the Property on or after the date for closing of escrow, or any agreement, understanding or commitment to enter into any such matter at any time in the future.   Additionally, Seller has not entered into any side agreements with Tenant with respect to the Lease including, without limitation, agreements with respect to free rent, waiver of rental payments, or other economic concessions.  Seller has the right and obligation to perform certain maintenance services as the Maintenance Director under that certain Reciprocal Easement Agreement recorded on March 30, 2007 in the office of the Sacramento County Recorder in Book 20070330 at page 1688 .  Seller enters into contracts for the performance of such obligations under the Reciprocal Easement Agreement and is entitled to payment for its maintenance expenses incurred as Maintenance Director and a management fee.  Seller’s roll as Maintenance Director will continue after the close of escrow and no contracts made by seller in carrying out its rights and obligations as Maintenance Director will be terminated on account of purchase and sale of the Property under this Agreement.

(j)

The conveyance of the Property and the delivery of this Agreement will not result in a breach of, constitute a default under, interfere with or require consent pursuant to any credit agreement, lease indenture, mortgage, deed of trust, purchase agreement, guaranty, security agreement, or other instrument to which seller is presently a party or by which Seller or Seller’s assets are presently bound or affected.

(k)       Seller has no knowledge of any fact or condition which will or could result in the termination or reduction of the current access to or from the Property to existing streets and thoroughfares, or of any termination of or reduction in or to any sanitary sewer, storm drain, gas electrical, telephone or other utility services currently serving, or “stubbed” to the boundary of the Property.

(l)

The Property is zoned for its present use and all applicable permits have been issued and are in good standing.

(m)

All documents to be provided by Seller to Buyer are to the best of Seller’s knowledge, complete in all respects and true and correct.    There are no leasing commissions due, nor will any become due, in connection with the Lease or any renewal or extension of the Lease, and no understanding or agreement with any party exists as to payment of any leasing commissions or fees regarding future lease or as to the procuring of tenants.  To Seller's knowledge, Tenant has not asserted nor are there any defenses or offsets to rent accruing after the Closing Date and no default or breach exists on the part of the Tenant.  Seller has not received any notice of any default or breach on the part of the landlord under the Lease, nor, to the best of Seller's knowledge, does there exist any such default or breach on the part of the landlord.  All of the landlord's obligations to construct tenant improvements or reimburse the Tenant for tenant improvements under the Lease has been paid and performed or will have been paid and performed in full prior to close of Escrow.    The operating statements to be delivered to Buyer pursuant to this Agreement will show all items of income and expense (operating and capital) incurred in connection with Seller's ownership, operation, and management of the Property for the periods indicated and will be true, correct, and complete in all material respects.

(n)

Neither the conveyance of the Property from Petrovich Development Company, LLC to Runway Properties, Inc. (“Runway”) nor from Runway to Seller, nor any reassessment of the Property for property tax purposes in connection with either such prior conveyance, will be counted as transfers of the Property from and after the commencement of the Lease, so that the conveyance from Seller to Buyer will be the first such counted transfer for the purposes of Section 8.3(c) of the Lease.    Accordingly, the conveyance of the Property to Buyer by Seller shall not be deemed a “Disqualified Transfer” as that term is defined in the Lease.

(o)

Seller shall promptly notify Buyer of any fact or circumstance which becomes actually known to Seller between the date of execution of this Agreement and the date for close of escrow, and which knowledge renders untrue any representation made in this Agreement.

(p)

Seller covenants and agrees to obtain the Roof Warranty Assignment at its sole cost and expense prior to the Closing Date.

(q)

Neither Tenant nor any other party has an option, contract, right of first refusal or right of first offer to purchase the Property except that Tenant has a right of first offer under the Lease to purchase the Property for a period of 10 days after receipt of an offer from Seller specifying the terms upon which Seller is willing to sell the Property.  Seller has given an offer to Tenant specifying that Seller is willing to sell the Property to Tenant on the same terms as are specified in this Agreement.  The time for acceptance has expired, and Tenant has not accepted the offer.  A copy of the offer is attached as “Exhibit I.”

(s)

To the best of Seller’s knowledge, the Building is (i) in a good state of repair and Seller has received no notice from Tenant in regard to any Building deficiencies (e.g. roof leaks) that have not been corrected; and (ii) in compliance with the Americans with Disabilities Act.

4.2

Buyer’s Representations and Warranties.  In addition to the representations, warranties and covenants of Buyer contained in other section of this Agreement, Buyer hereby represents, warrants and covenants to Seller as follows:

(a)

Buyer has the legal and financial capacity and full power and authority to enter into and carry out the agreements contained in, and the transactions contemplated by, this Agreement;

(b)

This Agreement has been duly authorized and executed by Buyer and, upon delivery to and execution by Seller shall be a valid and binding Agreement of Buyer;

(c)

Subject to reliance on Seller’s representations and warranties, Buyer, in purchasing the Property, shall do so on the basis of its own investigation of the Property including, without limitation, the physical, environmental, economic, and legal condition and all other aspects of the Property and, other than as expressly set forth in this Agreement, Buyer is not relying upon any representations or warranties made by Seller or anyone acting or claiming to act on Seller’s behalf concerning the Property;

(d)

Buyer assumes the risk that any adverse matter may not have been revealed in this Agreement or by its investigation provided, however, Buyer does not waive any claim against Seller for willful concealment of information concerning the Property that would be materially adverse to Buyer’s decision to consummate the purchase thereof;

(e)

Buyer shall promptly notify Seller of any fact or circumstance which becomes actually known to Buyer between the Effective Date of this Agreement and the date for close of escrow, and which knowledge renders untrue any representation made in this Agreement.

4.3

Survival of Representations and Warranties.  The representations and warranties set forth in this Agreement are made as of the Effective Date and are remade as of the Closing Date (as described in the Bring-down Certificate) and shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of one (1) year.  Seller and Buyer shall have the right to bring an action thereon only if Seller or Buyer, as the case may be, has given the other party written notice of the circumstances giving rise to the alleged breach within thirty (30) days of discovery of such claim and prior to the end of the one (1) year period.  Each party agrees to defend and indemnify the other against any claim, liability, damage or expense asserted against or suffered by such other party arising out of the breach or inaccuracy of any such representation or warranty.  If, after the Effective Date and prior to the Closing, Seller gives Buyer written notice pursuant to Section 4.1(o) above, then Buyer shall have the right to elect to terminate this Agreement and the Escrow within five (5) business days following receipt of such notice from Seller (and if such fifth (5th)

business day is after the date then scheduled for the Closing, the Closing shall be extended to the sixth (6th) business day following the receipt of such notice).  If Buyer timely exercises this right to terminate, the Deposit, and any interest earned thereon shall be promptly refunded to Buyer by Escrow Agent, less any Escrow cancellation charges which shall be paid by Buyer, and thereafter neither party shall have any further liability or obligation to the other.  Buyer shall thereafter promptly return to Seller all Due Diligence Materials that may have been provided by or obtained from Seller.

4.4   Damage.  Risk of loss up to and including the Closing Date shall be borne by Seller.  In the event of any material damage to or destruction of the Property or any portion thereof, Buyer may, at its option, by notice to Seller given within 10 days after Seller notifies Buyer of such damage or destruction (and if necessary the Closing Date shall be extended to give Buyer the full 10-day period to make such election):  (i) terminate this Agreement by written notice to Seller and Escrow Agent and the Deposit plus accrued interest shall be immediately returned to Buyer, or (ii) proceed under this Agreement, receive any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and assume responsibility for such repair, and Buyer shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies.  If Buyer elects (ii) above, Buyer may extend the Closing Date for up to an additional 10 day period in which to obtain insurance settlement agreements with Seller’s insurers, and Seller will cooperate with Buyer in obtaining the insurance proceeds and such agreements from Seller’s insurers.  If the Property is not materially damaged, then Buyer shall not have the right to terminate this Agreement, but Seller shall, at its cost, repair the damage before the Closing in a manner reasonably satisfactory to Buyer or if repairs cannot be completed before the Closing, credit Buyer at Closing for the reasonable cost to complete the repair.  "Material damage" and "Materially damaged" means damage (x) reasonably exceeding Two Hundred Thousand Dollars ($200,000.00), (y) that entitles Tenant to terminate the Lease, or (z) which, in Buyer’s reasonable estimation, will take longer than 90 days to repair.

5. INDEMNIFICATION.

5.1

Seller’s Indemnification of Buyer.   Seller shall indemnify, defend, protect

and hold Buyer, its members, employees, managers, and agents harmless for, from and against any and all causes of action, claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees and court costs, arising out of or related to any and all matters first occurring or liabilities first arising or accruing before the Close of Escrow with respect to the Property, except for such matters as may have been caused by the act or omission of Buyer.

5.2

Buyer’s Indemnification of Seller.   Buyer shall indemnify, defend,

protect and hold Seller, its members, employees, managers, and agents harmless for, from and against any and all causes of action, claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees and court costs, arising out of or related to any and all matters first occurring or liabilities first arising or accruing after the Close of Escrow with respect to the Property, except for such matters as may have been caused by the act or omission of Seller.

6.

CONDEMNATION.

If, prior to the Close of Escrow, any Material Portion of the Property is taken (or threatened to be taken) (the “Taking”) by any entity by condemnation or with the power of eminent domain such that (collectively, a “Material Portion”): (i) the Taking interferes with Buyer’s ownership and Tenant’s use of the Property or (ii) the Taking causes access to the Property to be reduced or restricted in any way, or (iii) allows the Tenant to terminate the Lease, Seller shall immediately notify Buyer in writing of such fact (the “Taking Notice”).  In such event, Buyer shall have the right, in the exercise of Buyer’s absolute and sole discretion, to terminate this Agreement and the Escrow upon written notice given to Seller and Escrow Agent not later than seven (7) days after the receipt by Buyer of the Taking Notice (and, if necessary, the Closing Date shall be extended to give Buyer the full seven (7) day period to make such election).  If this Agreement and the Escrow are so terminated, all documents and funds, including the Deposit plus interest then held in Escrow, shall be promptly returned by Escrow Agent to each party who so deposited the same and neither party shall have any further rights or obligations hereunder, except for payment of Escrow cancellation fees which shall be paid by Buyer.  Buyer shall thereafter promptly return to Seller all Due Diligence Materials that may have been provided by or obtained from Seller. Alternatively, Buyer may proceed to consummate the transaction provided for herein at Buyer’s sole election, in which event Seller shall assign and turn over, and Buyer shall be entitled to receive and keep, any and all awards made or to be made in connection with the Taking, and the parties shall proceed to the Close of Escrow pursuant to the terms hereof, without any reduction in the Purchase Price.

7.       BROKERS.

Seller is represented in this transaction by Retail West of which John Dubois is the Principal and Willis Ventures (collectively, the “Broker”) who exclusively represents the Seller.  Upon Close of Escrow Seller shall pay a real estate sales commission to Broker per its separate agreement with the Broker.  Seller shall have no obligation to pay any real estate sales commission to any broker or other party representing the Buyer.  The said commission payable to Broker shall only be due and payable upon Close of Escrow, and Seller shall have no obligation to pay any commission if Escrow does not close and Seller does not receive the Purchase Price in cash less commissions and closing costs as defined herein.   Buyer agrees to indemnify, defend and hold Seller harmless against any loss, liability, damage, cost, claim or expense (including reasonable attorneys’' fees) incurred by reason of any brokerage fee, commission or finder’s fee which is payable or alleged to be payable to any broker or finder by or on the basis of any alleged acts of Buyer.  Seller agrees to indemnify, defend and hold Buyer harmless against any loss, liability, damage, cost, claim or expense (including reasonable attorneys’' fees) incurred by reason of any brokerage fee, commission or finder’s fee which is payable or alleged to be payable to Broker and any other broker or finder by or on the basis of any alleged acts by Seller.

8.       ASSIGNMENT OF CERTAIN RIGHTS.

Seller hereby assigns to Buyer as of the Close of Escrow all claims, counterclaims, defenses or actions, whether at common law, or pursuant to any other applicable federal or state or other laws which Seller may have, if any, against any third

parties relating to the existence of any Hazardous Substance in, at, on, under or about the Real Property.   For purposes of this Agreement, the term "Hazardous Substance" shall mean any substance defined as “hazardous material” in the Comprehensive Environmental Response, Compensation & Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., or at California Health & Safety Code Section 25316 or at Section 25281; as “hazardous waste” in the Resource Conservation & Recovery Act of 1976, as amended, 42 U.S.C. Section 690, et seq., or at California Health & Safety Code Section 25117; as “hazardous material” in the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; or the regulations adopted or publications promulgated pursuant to such laws and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

9.

SELLER'S RIGHT TO BUYER'S DOCUMENTS.

If Buyer does not purchase the Property for any reason other than a default or breach hereunder by Seller, Buyer shall assign to Seller all studies, documents, engineering and other work performed by third parties with respect to the Property (collectively, the "Work Product"), subject to the proprietary rights of Buyer, and any proprietary rights of any engineer or other consultant preparing the same and any limitations on use imposed by them.   Seller acknowledges that Buyer shall make no warranties or representations regarding the adequacy of any Work Product, that Buyer expressly disclaims any liability for any and all defects or deficiencies contained in the Work Product.  Seller further agrees to defend, indemnify and hold harmless Buyer and its agents, employees, and contractors from any and all suits, claims, demands, liabilities, losses, expenses or costs of any nature, including, but not limited to actual attorneys’' fees and costs, arising out of any use of the Work Product by or on behalf of Seller or any of its successors, assigns, licensees, agents or employees.   Seller’s indemnity hereunder shall survive the termination of this Agreement.

10.

LIQUIDATED DAMAGE PROVISION.

IF BUYER DEFAULTS IN ITS OBLIGATION TO CLOSE UPON THE PURCHASE OF THE PROPERTY WHEN REQUIRED TO DO SO BY THE EXPRESS TERMS OF THIS AGREEMENT AND FAILS TO CURE THE DEFAULT WITHIN TEN (10) DAYS AFTER RECEIPT OF WRITTEN NOTICE (“DEMAND NOTICE”) FROM SELLER IDENTIFYING THE DEFAULT (THE “BUYER DEFAULT”), REQUESTING A CURE AND SPECIFICALLY STATING SELLER’S INTENTION TO EXERCISE SELLER’S RIGHT TO TERMINATE THIS AGREEMENT AND RECEIVE LIQUIDATED DAMAGES UNDER THIS SECTION IF THE BUYER DEFAULT IS NOT TIMELY CURED, AND IF, AS A RESULT OF THE BUYER DEFAULT, CLOSING FAILS TO OCCUR ON OR BEFORE THE SCHEDULED CLOSING (OR IF THE DEMAND NOTICE FROM SELLER IS RECEIVED BY BUYER LESS THAN TEN (10) DAYS PRIOR TO THE SCHEDULED CLOSING, ON THE DATE THAT IS TEN (10) DAYS AFTER SUCH DEMAND IS RECEIVED), UPON BUYER’S RECEIPT OF SELLER’S WRITTEN NOTICE OF TERMINATION, THIS AGREEMENT SHALL TERMINATE AND, PROVIDED SELLER IS NOT ALSO THEN IN DEFAULT UNDER THIS AGREEMENT (SO AS TO PERMIT BUYER TO TERMINATE THIS AGREEMENT AND RECOVER THE DEPOSIT EXCLUDING ANY INTEREST TO HAVE ACCRUED THEREON WHICH IS THE PROPERTY OF BUYER IN ALL EVENTS),  SELLER SHALL BE ENTITLED, AS THE SOLE AND EXCLUSIVE REMEDY FOR THE BUYER DEFAULT, TO RECEIVE AND RETAIN THE DEPOSIT THEN HELD PURSUANT TO ESCROW, EXCLUDING ANY

INTEREST ACCRUED THEREON WHICH IS THE PROPERTY OF BUYER IN ALL EVENTS, AS LIQUIDATED DAMAGES.   THE PARTIES ACKNOWLEDGE AND AGREE BY INITIALING THIS SECTION THAT SELLER’S DAMAGES IN THE EVENT OF THE BUYER DEFAULT WILL BE UNCERTAIN AND EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN, ESPECIALLY IN VIEW OF SELLER’S WITHDRAWAL OF THE PROPERTY FROM THE MARKET, ANY CHANGES IN THE OPERATION OF THE PROPERTY DURING THAT PERIOD, AND THE POSSIBLE LOSS OF PROSPECTIVE BUYERS.   THE PARTIES HAVE NEGOTIATED THE AMOUNT OF LIQUIDATED DAMAGES, AND IT REPRESENTS A REASONABLE ESTIMATE OF SELLER’S DAMAGES CONSIDERING ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF EXECUTION OF THIS AGREEMENT.   THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH AMOUNTS AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677.

/s/ LQ

/s/ PP

         ________________         ________________

[Initials of Buyer]

      [Initials of Seller]

11

TERMINATION OF AGREEMENT.

11.1

Termination by Buyer.  If Buyer has the right by the terms of this Agreement and elects to terminate this Agreement prior to Close of Escrow, Buyer shall provide written notice thereof, as described by this Agreement, to Seller and to Escrow Agent, Escrow Agent shall promptly pay the entire Deposit plus accrued interest to Buyer, and this Agreement shall terminate.   Thereafter, Buyer shall promptly return the Due Diligence Materials to Seller.

11.2

Termination by Seller.

11.21   Buyer Default. In the event of the occurrence of the Buyer Default, Seller may terminate this Agreement prior to the Close of Escrow by notice concurrently to the Escrow Agent and Buyer specifying the reason for such termination.   Such request shall also constitute a demand for the release of any Deposit then held in Escrow to Seller pursuant to Section 10 of this Agreement.   Buyer shall then have five (5) business days in which to object in writing to the release of the Deposit to Seller as liquidated damages in accordance with the terms of Section 10, hereof.  If Buyer provides such an objection, then the Escrow Agent shall retain the Deposit until it receives written instructions executed by both Seller and Buyer as to the disposition and disbursement of the deposit, or until ordered by final court order, decree or judgment, which is not subject to appeal, to deliver the deposit to a particular party, in which event the Deposit shall be delivered in accordance with such notice, instruction, order decree or judgment.

11.22

Lender Release.  Seller’s obligation to sell the Property under this Agreement is contingent upon Seller obtaining a release of the Property satisfactory to Seller from the collateral held by its lender, Union Bank of California.

12.

DEFAULT AND REMEDIES

12.1.

Seller’s Default.  If this transaction fails to close as a result of the default of Seller, the Deposit plus accrued interest shall be returned to Buyer upon written notice from Buyer to Escrow Agent.  In addition, Buyer shall be entitled to such remedies for breach of contract as may be available at law and in equity, including without limitation, the remedy of specific performance.

12.2

Buyer’s Default.  If this transaction fails to close due to the default of Buyer, then Seller’s sole remedy shall be to recover the Due Diligence Materials and the liquidated damages as set forth in Section 10.

12.3

Other Expenses.  If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees due to the Escrow Agent for holding the Deposit and any fees due for cancellation of the escrow and any title commitment.

13.

CONFIDENTIALITY.

 Buyer and Seller acknowledge that the economic terms, conditions and contents of this Agreement are strictly confidential, and Buyer and Seller each agrees that Buyer and Seller, and their respective directors, officers, employees, agents, legal counsel, consultants, brokers and independent contractors (collectively, "Agents") shall keep the economic terms, conditions and contents of this Agreement strictly confidential except as otherwise permitted in this section.  Accordingly, Buyer and Seller agree that they shall not, without the prior written consent of the other, release, publish or otherwise distribute, and shall not authorize or permit any of its Agents to release, publish or otherwise distribute, the economic terms, conditions and contents of this Agreement to any person other than such party and its Agents for this transaction, or with respect to Buyer, as may be required by affiliate regulatory disclosure requirements imposed by the Securities and Exchange Commission, or to a potential assignee of Buyer’s interest under this Agreement, but then only to the extent that any such Agent or third party needs to know the economic terms, conditions and contents of the Agreement to evaluate the Property and/or the potential assignment of this Agreement.  Notwithstanding anything to the contrary herein, neither Buyer nor Seller shall be in breach of its obligations hereunder if it or its Agents are required by law to disclose any such matters, or if such disclosure is made in any action to enforce the provisions hereof or to recover damages for any default hereunder

14.

TAX DEFERRED EXCHANGE.

Buyer and Seller agree to cooperate with each other in the event either elects to undertake a tax deferred exchange pursuant to Internal Revenue Code Section 1031 and Section 18031 of the California Revenue and Taxation Code in connection with this transaction.  The cooperating party shall not suffer any costs, expenses, or liabilities for assisting the party desiring to accomplish the exchange and shall not be required to take title to the exchange property.  No such exchange shall delay any Close of Escrow or otherwise reduce or diminish the exchanging party’s liabilities or obligations hereunder.  The requesting party agrees to indemnify, defend, and hold the cooperating party harmless from any liability, damages and costs incurred as a result of cooperating in accomplishing a tax-deferred exchange.  Any party electing to undertake such an exchange may assign its rights hereunder to its qualified intermediary in such exchange, without the prior approval or consent of the other party hereto, provided, however, that no such assignment shall be deemed or purport to relieve the assigning party of its obligations and liability hereunder, nor shall it require the other party to this Agreement to enter into any additional contract or agreement (other than this Agreement), nor shall it require the other party to this Agreement to indemnify the electing party’s qualified intermediary hereunder.

15.

GENERAL PROVISIONS.

15.1

Counterparts.  This Agreement and each of the Exhibits referred to herein may be executed in counterparts, each of  which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

15.2

Entire Agreement.  This Agreement, together with all Exhibits and documents referred to herein constitute the entire agreement among the parties with respect to the subject matter, and supersede all prior understandings or agreements.  Only a writing signed by both parties may modify this Agreement.  All Exhibits to which reference is made in this Agreement are deemed incorporated in this Agreement whether or not actually attached.

15.3

Partial Invalidity.  If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect and shall in no way be impaired or invalidated, and the parties agree to substitute for the invalid or unenforceable provision a valid and enforceable provision that most closely approximates the intent and economic effect of the invalid or unenforceable provision.

15.4

Choice of Law, Interpretation.  This Agreement and each and every related document are to be governed by, and construed in accordance with, the laws of the State of California.   The venue for any legal action shall be the County of Sacramento.  The provisions of this Agreement shall be construed as to the fair meaning and not for or against any party based upon any attribution to such party as being the sole source of the language in question.

15.5

Waiver of Covenants, Conditions or Remedies.  The waiver by one party of the performance of any covenant, condition or promise, or of the time for performing any act, under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by such party of any other covenant, condition or promise, or of the time for performing any other act required, under this Agreement.  The exercise of any remedy provided in this Agreement shall not be a waiver of any consistent remedy provided by law, and the provisions of this Agreement for any remedy shall not exclude any other consistent remedies unless they are expressly excluded.

15.6

Legal Advice.  Each party has received independent legal advice from its own attorneys with respect to the advisability of executing this Agreement and the meaning of the provisions hereof, or knowingly has elected not to seek the advice of its own counsel.

15.7

Time of the Essence.  Time shall be of the essence as to all dates and times of performance, whether they are contained herein or contained in any escrow instructions to be executed pursuant to this Agreement, and all escrow instructions shall contain a provision to this effect.  If any date for the performance of an action or delivery of a notice contemplated under this Agreement falls on a Saturday, Sunday or holiday, then the date for the performance of such action or delivery of such notice shall be automatically extended to the next business day.

15.8

Notices.  All notices and demands which either party is required or desires to give to the other shall be given in writing by personal delivery; by facsimile, or by private overnight courier service to the address or facsimile number set forth below for the respective party, provided that if any party gives notice of a change of name or address or number, notices to that party shall thereafter be given as instructed in such notice.  All notices and demands so given shall be effective and deemed given (a) upon personal delivery to such person, or (b) one (1) business day following the date upon which such notice is sent by Federal Express, Express Mail or other nationally recognized overnight courier service, if sent for next business day delivery and if addressed as provided in this paragraph), or (c) on the date sent by fax if (i) a confirmation of receipt is generated and printed by the transmitting fax machine showing receipt before 5:00 PM on the date sent and (ii) a copy of such notice is also sent by U.S. Mail, postage prepaid, addressed as provided in this paragraph, within one (1) business day following such fax transmission (provided however that the sending and receipt of notice copy to be delivered by the terms of this Section 15.8(c)(ii) shall have no legal effect upon the validity and effectiveness of the notice sent in accordance with the terms of Section 15.8(c)(i), hereof .

If to Seller:

Calvine South, LLC

c/o Paul S. Petrovich

825 K Street

Sacramento, California  95814

Telephone:  (916) 442-4600

Fax:  (916) 442-6313

If to Buyer:

Inland Real Estate Acquisitions, Inc.

Attention: Lou Quilici, Senior Vice President

2901 Butterfield Road

Oak Brook, IL 60523

Telephone:  (630) 218-4925

Fax:  (630) 218-4935

With a copy to:

And to:

15.9

Attorneys’ Fees.  In the event that any party hereto institutes an action or proceeding for a declaration of the rights of the parties under this Agreement, for injunctive relief, for an alleged breach or default of, or any other action arising out of, this Agreement, or the transactions contemplated hereby, or in the event Seller is in default of its obligations pursuant hereto, or the Buyer Default has occurred, whether or not suit is filed or prosecuted to final judgment, the non-defaulting party or prevailing party shall be entitled to its actual attorneys’ fees and to any court costs incurred, in addition to any other damages or relief award.   “Attorneys’ fees” as used in this Agreement shall include the allocated costs of in-house counsel.

15.10

Assignment.     Buyer may assign this Agreement and its rights and obligations hereunder to a third party without obtaining Seller’s consent provided the assignee expressly assumes all of the obligations of Buyer and such assumption to be in written form satisfactory to Seller (except that such assumption shall not be required of an assignee that is a qualified intermediary in Buyer’s exchange).  In all events, the assigning Buyer shall not be relieved of, shall continue to be liable (jointly and severally with any assuming assignee) for the performance of all of the Buyer’s obligations under this Agreement.  This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assignees of the parties to this Agreement.

15.11

Headings    The headings or titles of the various sections and paragraphs of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions contained therein

15.12

Facsimile Execution.  This Agreement may be executed and transmitted by facsimile and when so transmitted shall be a binding obligation on the party that signed and transmitted the document and shall be deemed to be in full compliance with the provisions of California Civil Code §1624.

Please see following page for signatures

IN WITNESS WHEREOF, the parties have executed this Agreement as of date(s) shown below.

SELLER:

 CALVINE SOUTH, LLC

                         A California limited liability company

By: /s/ Paul S. Petrovich

Dated:  May 6, 2010

      PAUL S. PETROVICH

      President

      Managing Member

BUYER:

 INLAND REAL ESTATE ACQUISITIONS, INC.

 an Illinois corporation

By: /s/ Lou Quilici

Dated: May 6, 2010

      LOU QUILICI

      Senior Vice President

EXHIBIT  A

LEGAL DESCRIPTION OF THE PROPERTY

All that certain real property located in the City of Elk Grove, County of Sacramento, State of California, described as follows:

PARCEL 1 OF PARCEL MAP NO. EG-01-156.01, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 204 OF PARCEL MAPS AT MAP NO. 6 ON NOVEMBER 5, 2007.

EXHIBIT B

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE

RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:

ASSIGNMENT OF LEASE

(8810 Calvine Road, Elk Grove)

THIS ASSIGNMENT OF LEASE (“Assignment”), dated for reference purposes as of February 25, 2008, is entered into by and between CALVINE SOUTH, LLC (“Assignor”), and INLAND ______________________________ (“Assignee”), and is executed on behalf of each party on the dates set forth at the end of this Assignment.

RECITALS

A.

Assignor, is owner in fee of that certain real property located in the City of Elk Grove, County of Sacramento, California, (assignment of Assessors Parcel Number pending), and more particularly described in the attachment hereto which is incorporated by this reference (the “Property”).

B.

The Property is improved with a building leased to Kohl’s Department Stores, Inc., doing business as Kohl’s (“Kohl’s”), pursuant to a Lease Agreement dated March 19, 2007, as originally entered into by and between Kohl’s Department Stores, Inc., a Delaware corporation, as Tenant, and Fruitridge Stockton, LLC, a California limited liability company, Petrovich Development Company, LLC, a California limited liability company, and Calvine & Elk Grove-Florin, LLC, a California limited liability company, collectively, as Landlord, (the “Lease”) which was assigned to Assignor by an assignment of lease (the “Lease Assignment”), dated April 26, 2007 and recorded on June 29, 2007 (the “Lease Assignment”).  The Lease was amended by a First Amendment to Lease dated February 4, 2008 (the “Amendment”). The Lease, the Lease Assignment, and the Amendment are hereinafter referred to collectively as the “Lease”.

C.

Assignor is conveying to Assignee, and Assignee is acquiring from Assignor, all of Assignor’s right, title and interest in and to the Property.   In connection therewith Assignor desires to assign to Assignee, and Assignee desires to accept the assignment of all Assignor’s right, title and interest in and to the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, and intending to be legally bound, the parties agree as follows:

1.

Assignment.    Effective as of the “Effective Date” as hereinafter defined, Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest in and to the Lease together with all of the rents, income, receipts, revenues, issues, profits, security deposits, prepaid rents, if any, and all other benefits arising or issuing from or out of the Lease, together with any and all rights which Assignor may have against the Tenant under the Lease.

2.

Assumption.   Assignee hereby accepts the foregoing assignment, transfer and conveyance and assumes, as of the Effective Date, as its own obligations, all of Assignor’s duties and obligations under the Lease arising and occurring from and after the Effective Date and Assignee agrees to perform all of such duties and obligations in accordance with the terms and provisions of the Lease.

3.

Effective Date.   This Assignment shall be effective as of the date and time (the “Effective Date”) that a deed conveying the Property from Assignor to Assignee is recorded in the Official Records of Sacramento County, California.

4.

Indemnity of Assignee.   Assignor agrees to and shall indemnify and defend Assignee against and hold Assignee harmless from any and all losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys’ fees, incurred by Assignee as a result of any claim arising under the Lease, and based on events occurring or accruing on or before the Effective Date of this Assignment.

5.

Indemnity of Assignor.   Assignee agrees to and shall indemnify and defend Assignor against and hold Assignor harmless from any and all losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys’ fees, incurred by Assignor as a result of any claim arising under the Lease, and based on events occurring or accruing after the Effective Date of this Assignment.

6.

 Severability.    If any term of this Assignment or the application of such

term to a person or circumstance, shall to any extent be declared invalid or unenforceable, the remainder of this Assignment, or the application of such term, to person or circumstances other than those to which it is invalid or unenforceable shall not be affected thereby and each term of this Assignment shall remain valid and enforceable to the fullest extent permitted by law.

7.

Binding on Successors.   This assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal and personal representatives, successors and assigns.

            8.

Attorneys Fees.   In the event a dispute arises concerning the performance of the obligations hereunder or the meaning or interpretation of any provision of this Assignment, the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the prevailing party in establishing its rights hereunder including, without limitation, court costs and reasonable attorneys’ fees.

The venue for any legal action shall in Sacramento County, California.

 9.

Governing Law.   This Assignment shall be governed by the laws of the State of California.

10.

Notices.    All notices and demands which either party is required or desires to give to the other shall be given in writing by certified mail, return receipt requested with appropriate postage paid; by personal delivery; by facsimile, or by private overnight courier service to the address or facsimile number set forth below for the respective party, provided that if any party gives notice of a change of name or address or number, notices to that party shall thereafter be given as instructed in such notice.  All notices and demands so given shall be effective only upon receipt by the party to whom notice or demand is being given.

If to Assignor:

Calvine South, LLC

c/o Paul S. Petrovich

825 K Street

Sacramento, California  95814

Telephone: (916) 442-4600

Fax: (916) 442-6313

If to Assignee:

 Inland Real Estate Acquisitions, Inc.

 c/o Lou Quilici

 2901 Butterfield Road

 Oak Brook, IL 60523

                                                            Telephone: (630) 218-4925

 Fax:  (630) 218-4935

11.

Counterparts.   This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

[see separate signature page]

IN WITNESS WHEREOF, the parties have executed this Assignment on the date set forth below each of their respective signatures.

ASSIGNOR:

CALVINE SOUTH, LLC

A California limited liability company

By:  _____________________  Dated:  __________, 2010

       Paul S. Petrovich

       President

                                          Managing Member

ASSIGNEE:

INLAND ___________________

A [state where organized] limited liability company

By:  ______________________ Dated:  _________, 2010

       Lou Quilici

                                           Senior Vice President

 [Attach Notary Acknowledgments]

ATTACHMENT TO ASSIGNMENT OF LEASE

LEGAL DESCRIPTION OF THE PROPERTY

All that certain real property located in the City of Elk Grove, County of Sacramento, State of California, described as follows:

PARCEL 1 OF PARCEL MAP NO. EG-01-156.01, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 204 OF PARCEL MAPS AT MAP NO. 6 ON NOVEMBER 5, 2007.

EXHIBIT C

GENERAL ASSIGNMENT

This GENERAL ASSIGNMENT (“Assignment”) is made with reference to that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions (“Contract”) having a reference date of February 25, 2008, in which the seller is CALVINE SOUTH, LLC (“Seller”), and the buyer under the Contract was originally INLAND REAL ESTATE ACQUISTIONS, INC., as assigned to Inland ___________________, L.L.C., a Delaware limited liability company, by Assignment dated as of _______, 2010 (“Buyer”).   The Contract provides the terms and conditions upon which the Seller shall sell, and the Buyer shall purchase certain real property and improvements (“Real Property”) located at 8810 Calvine Road, Elk Grove, California.   The Real Property is improved with a building having approximately 89,887 square feet, exclusive of a mezzanine storage areas, being a retail store that is leased to Kohl’s Department Stores, Inc., a Delaware corporation, doing business as “Kohl’s.”   The said building and site improvements are collectively referred to as the “Improvements”.    Pursuant to the Contract Seller agreed to assign to Buyer, effective on the close of escrow as provided in the Contract, any interest of Seller, if any, in and to certain warranties, guarantees, indemnities, rights and claims.

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned hereby assigns to Buyer, its successors and assigns, all intangible property related to the Property including use permits, all warranties, guarantees, indemnities, rights and claims (including, without limitation, those for workmanship, materials and performance) that the undersigned Seller may have arising in connection with or owing from any contractor, subcontractor, manufacturer or supplier of labor, materials or other services with respect to the construction of the Improvements, together with all other intangible property, if any, owned by the undersigned arising out of or in connection with the ownership and operation of the Real Property and Improvements, including, without limitation, all claims and causes of action.

The effective date (“Effective Date”) of this General Assignment shall be that a deed is recorded in the Official Records of Sacramento County, California, conveying the Property from Seller to Buyer.

This General Assignment shall be governed by, and construed in accordance with the laws of the State of California, including all matters of construction, validity, and performance.

IN WITNESS WHEREOF, the undersigned has caused this General Assignment to be duly executed and delivered on the date set forth below.

SELLER:

CALVINE SOUTH, LLC

A California limited liability company

By:  _____________________  Dated:  __________, 2010

       Paul S. Petrovich

       President

                                          Managing Member

EXHIBIT D

FORM OF ESTOPPEL CERTIFICATE

TENANT ACCEPTANCE AND ESTOPPEL

KOHL’S FACILITY (ELK GROVE, CA.)

For purposes of this Tenant Acceptance and Estoppel the following terms shall be defined as follows:

LEASED PREMISES:

8810 Calvine Road, Elk Grove, CA

LESSOR:

CALVINE SOUTH, LLC

LESSEE:

KOHL’S DEPARTMENT STORES, INC.

LEASE dated:                        MARCH 19, 2007

      (including all of the following amendments and assignments thereof)

ASSIGNMENT OF LEASE dated:               April 26, 2007

LEASE SUPPLEMENT dated:                    February 25, 2008

LEASE COMMENCEMENT DATE:

         March 1, 2007

RENT COMMENCEMENT DATE:

         November 14, 2007

NET ANNUAL RENT:

         $1,721,052.00

The Lessee does hereby certify to Lessor, Inland Real Estate Acquisitions, Inc., a [state where organized] corporation (“Buyer”) and any prospective lender to Buyer that:

1.

That the Lease and Assignment of Lease set forth above (hereinafter referred to collectively as the “Lease”), true and correct photocopies of which are attached hereto, is in full force and effect and has not been further amended, modified or assigned, and the Lease is the only agreement between the Lessor and the Lessee regarding the Leased Premises.

2.

That the Leased Premises have been completed in accordance with the terms of the Lease, that it has accepted possession of the Leased Premises, that it occupies the Leased Premises and that it is open for business.

3.

That the Lease term began on the Lease Commencement Date; that the Lessee began paying rent on the Rent Commencement Date; that the Lessee pays rent on a current basis; that, except as may be required by the terms of the Lease, no rent has been or will be paid by the Lessee during the term of the Lease for more than one month in advance; that the fixed rent payable under the Lease is the Net Annual Rent; and that the Lessee has no claim or basis for an adjustment with respect to the Net Annual Rent or any additional rent or other sums payable under the Lease; and Lessee has paid rent in the amount of $_________, applicable to the month of _______, 2010.

4.

That the Lease is not subject to any rental concessions or leasing brokerage commissions.

5.

That there exist no defenses offsets or counterclaims to enforcement of the Lease by the Lessor.

6.

That the Lessee, and to the Lessee's knowledge, the Lessor, are not in default under the Lease, and no event has occurred that with the giving of notice, or passage of time, or both, would constitute such a default by the Lessee or, to the Lessee's, by the Lessor, and the Lessee has not asserted any claim against the Lessor.

7.

That all work on the common areas required by the Lease has been completed and all parking spaces required by the Lease have been furnished and/or all parking ratios required by the Lease have been met.

8.

That all and any special conditions to be performed or satisfied by the Lessor on or prior to either of the Lease Commencement Date or the Rent Commencement Date or as a condition thereto have been performed and satisfied.

9.

That neither the Lessor, nor its successors or assigns, shall in any event be liable or responsible for, or with respect to, the retention, application and/or return to the Lessee of any security deposit paid to any prior landlord of the Leased Premises, whether or not still held by any such prior landlord, unless and until the party from whom the security deposit is being sought, whether it be Lender, or any of its successors or assigns, has actually received for its own account, as landlord, the full amount of such security deposit.

10.

That the Lessee is in full compliance with all federal, state and local laws, ordinances, rules and regulations affecting its use of the Leased Premises, including, but not limited to, those laws, ordinances, rules or regulations relating to hazardous or toxic materials.  The Lessee has never permitted or suffered, nor does the Lessee have any knowledge of, the generation, manufacture, treatment, use, storage, disposal or discharge of any hazardous, toxic or dangerous waste, substance or material in, on, under or about the Property or the Leased Premises or any adjacent premises or property in violation of any federal, state or local law, ordinance, rule or regulation.

11.

Neither the conveyance of the Leased Premises from Petrovich Development Company, LLC to Runway Properties, Inc. (“Runway”) nor from Runway to Lessor, nor any reassessment of the Leased Premises for property tax purposes in connection with either such prior conveyance, are to be counted as transfers of the Property from and after the commencement of the Lease, so that the conveyance from Lessor to Buyer will be the first such counted transfer for purposes of Section 6 (e) of the Lease.   Accordingly, the conveyance of the Property to Buyer by Lessor shall not be deemed a “Disqualified Transfer” as that term is defined in the Lease.

In the event any of the foregoing information proves to be incorrect in any respect, the undersigned shall not be liable for any damages suffered thereby but shall be estopped from asserting a position to the contrary.

Lessee:

KOHL’S DEPARTMENT STORES, INC.,

A California corporation

By: _________________________

Name: ______________________

Title: ________________________

Dated: _________________

[ATTACH NOTARY ACKNOWLEDGMENT]

EXHIBIT “E”

SURVEY CERTIFICATION

The undersigned does hereby certify to _____________________, ___________________, _______________ and their respective successors and assigns that (a) this survey was prepared by me or under my supervision, (b) the legal description of the property as set forth herein, and the location of all improvements, encroachments, fences, easements, roadways, rights of way and setback lines which are either visible or of record in ____________ County, ___________, (according to Commitment for Title Insurance Number _________ dated __________, 2010, issued by ________ Title Insurance Company) are accurately reflected hereon, (c) this survey accurately depicts the state of facts as they appear on the ground,  (d) except as shown hereon, there are no visible improvements, encroachments, fences or roadways on any portion of the property, or reflected on the title commitment, (e) the property shown hereon has access to a publicly dedicated roadway, (f) the property described hereon {does} {does not} lie in a 100 year flood plain identified by the Secretary of Housing and Urban Development or any other governmental authority under the National Flood Insurance Act of 1968 (24 CFR §1909.1), as amended (such determination having been made from a personal review of flood map number _______, which is the latest available flood map for the property), (g) the property boundary lines and lines of actual possession are the same, (h) all utility services to the property either enter the property through adjoining public streets, or this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land, (i) this survey shows the location and direction of all storm drainage systems for the collection and disposal of all surface drainage, (j) the property surveyed contains _______ acres and ___________ parking spaces, (k) any discharge into streams, rivers, or other conveyance systems is shown on the survey. This survey has been made in accordance with “Minimum Standard Detail Requirements For ALTA/ACSM Land Title Surveys” jointly established and adopted by American Land Title Association (“ALTA”) and National Society of Professional Surveyors (“NSPS”) in 2005 and meets the accuracy requirements of an Urban Survey, as defined therein and includes items 1, 2, 3, 4, 6, 7(a), 7(b)(1), 7(b)(2), 7(c), 8, 9, 10, 11(a), 13, 14, 17 and 18 of Table A thereof.

Dated: ____________, 2010          (NAME OF SURVEYOR AND

    QUALIFICATION)

                                                         ______________________________

                                                         Registration No. ________________

Note: If any structure is located within a flood zone, Buyer requires a finished floor elevation certificate.

EXHIBIT “G”

DUE DILIGENCE CHECKLIST

Seller Comments Sell
1. Copies of all Leases and sub-leases, if any

2. Copies of REAs, OEAs, easements and encumbrances, owner association documents, if applicable

3. Copies of real estate tax bills for last three years

4. Copies of invoices for various significant expense items (repairs, maintenance, contractual)

5. Capital improvements
a. Capital improvements over the last 36 months
b. Five-year capital expenditure forecast

6. Existing Phase I (and Phase II, if applicable) Environmental Site Assessment
New Phase I

7. Code violations
a. Current and outstanding
b. Last 24 months, with compliance

8. Copies of all Warranties
a. Roof
b. Construction
c. HVAC

9. Tenant contact list

10. Copy of Current insurance policies (building and common area)
a. Property & Liability
b. Property & Liability Loss Runs
c. Umbrella
d. Elevation Certificates for Flood Insurance, if applicable
e. Property & Liability Loss Runs

11. Existing Appraisal (if any)

12. Survey

13. Site plan

14. Building photographs and aerials

15. Certificates of Occupancy

16. Zoning Letter

17. Building Plans and Specifications

18. Estoppel (Owner, Guarantor, OEA, REA, Association (if applicable)

EXHIBIT “H”

BILL OF SALE

       AND

         ASSIGNMENT OF INTANGIBLES

For and in consideration of Ten Dollars ($10.00) in hand paid by _______________________, a __________limited liability company (the "Buyer") to _________________, a ___________________ (the "Seller"), the Seller hereby sells and conveys to the Buyer, in an "as-is" condition with all faults and defects, any and all of the right, title and interest of the Seller in and to any and all of the fixtures, equipment, personal property and intangible personal property (herein collectively referred to as the "Personalty") of every nature or description located on the real property located in the City of ________________, ________________ County, ___________________ and more particularly described on Exhibit A attached hereto and made a part hereof.

To have and to hold the Personalty unto the Buyer, its successors and assigns, to their only proper use and benefit forever.

IN WITNESS WHEREOF, a duly authorized manager of the Seller and Buyer have executed and delivered this Bill of Sale and Assignment of Intangibles as of the ____ day of _____, 2010.

[SIGNATURE BLOCK ON FOLLOWING PAGE]

SELLER:

_________________________,
a _____________________

By:

_________________
_________________

BUYER:

 Exhibit A

LEGAL DESCRIPTION

Kohl’s

Elk Grove, California

Second Amendment to Agreement

FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT (this “First Amendment”) is made and entered into as of the 16th of June, 2010, by and between CALVINE SOUTH, LLC, a California limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of May 6, 2010, (the “Agreement”) for the sale and purchase that certain real property commonly known as 8810 Calvine Road, Elk Grove, Sacramento County, California, as described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.

The “Contingency Period” as defined in Section 3.2 of the Agreement is hereby amended by deleting the phrase “…the day that is thirty (30) business days from and after the Effective Date…”; and inserting in lieu thereof the following:  “…5:00 pm Chicago, Illinois local time on June 23, 2010…”.

2.

The “Closing Date” or “Closing” as defined in Section 2.3 of the Agreement is hereby amended by deleting the phrase “…within three (3) business days following…” and inserting in lieu thereof the following:  “…on June 23, 2010 subject to . . .”.

3.

This First Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one First Amendment. Each person executing this First Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this First Amendment.  Any counterpart to this First Amendment may be executed by facsimile copy and shall be binding on the parties.

Except as modified herein, the Agreement shall remain unmodified and in full force and effect.

Kohl’s

Elk Grove, California

Second Amendment to Agreement

IN WITNESS WHEREOF, Buyer and Seller have caused this First Amendment to be executed effective as of the day and year first above written.

BUYER:

Inland Real Estate Acquisitions, Inc.,

an Illinois corporation

By:

/s/ Lou Quilici

Lou Quilici

Senior Vice President

SELLER:

Calvine South, LLC, a California

limited liability company

By: /s/ Paul S. Petrovich

Name: Paul Petrovich

Title:  Manager

Kohl’s

Elk Grove, California

Second Amendment to Agreement

SECOND AMENDMENT TO AGREEMENT

THIS SECOND AMENDMENT TO AGREEMENT (this “Second Amendment”) is made and entered into as of the 22nd day of June, 2010, by and between CALVINE SOUTH, LLC, a California limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of May 6, 2010, (as amended) (collectively, the “Agreement”) for the sale and purchase that certain real property commonly known as 8810 Calvine Road, Elk Grove, Sacramento County, California, as described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

4.

The “Contingency Period” as defined in Section 3.2 of the Agreement is hereby amended by deleting the date: “… June 23, 2010 …” and substituting the date: “… June 25, 2010 …” in its place.

5.

The “Closing Date” or “Closing” as defined in Section 2.3 of the Agreement is hereby amended by deleting the date: “… June 23, 2010 …” and substituting the date: “… June 25, 2010 …” in its place.

6.

This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Second Amendment. Each person executing this Second Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Second Amendment.  Any counterpart to this Second Amendment may be executed by facsimile copy and shall be binding on the parties.

Except as modified herein (and as previously amended), the Agreement shall remain unmodified and in full force and effect.

Kohl’s

Elk Grove, California

Second Amendment to Agreement

IN WITNESS WHEREOF, Buyer and Seller have caused this Second Amendment to be executed effective as of the day and year first above written.

BUYER:

Inland Real Estate Acquisitions, Inc.,

an Illinois corporation

By:

/s/ Lou Quilici

Lou Quilici

Senior Vice President

SELLER:

Calvine South, LLC, a California

limited liability company

By: /s/ Paul S. Petrovich

Name: Paul Petrovich

Title:  Manager

Kohl’s

Elk Grove, California

Third Amendment to Agreement

THIRD AMENDMENT TO AGREEMENT

THIS THIRD AMENDMENT TO AGREEMENT (this “Third Amendment”) is made and entered into as of the 25th day of June, 2010, by and between CALVINE SOUTH, LLC, a California limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of May 6, 2010, (as amended) (collectively, the “Agreement”) for the sale and purchase that certain real property commonly known as 8810 Calvine Road, Elk Grove, Sacramento County, California, as described by the Agreement (the “Property”).

WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

7.

The “Contingency Period” as defined in Section 3.2 of the Agreement is hereby amended by deleting the date: “… June 25, 2010 …” and substituting the date: “… June 30, 2010 …” in its place.

8.

The “Closing Date” or “Closing” as defined in Section 2.3 of the Agreement is hereby amended by deleting the date: “… June 25, 2010 …” and substituting the date: “… June 30, 2010 …” in its place.

9.

At Closing, Seller agrees to execute, and deliver to Buyer, the completed audit letter in the form attached hereto as Exhibit “A,” and made a part hereof.

10.

This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Third Amendment. Each person executing this Third Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Third Amendment.  Any counterpart to this Third Amendment may be executed by facsimile copy and shall be binding on the parties.

Except as modified herein (and as previously amended), the Agreement shall remain unmodified and in full force and effect.

Kohl’s

Elk Grove, California

Third Amendment to Agreement

IN WITNESS WHEREOF, Buyer and Seller have caused this Third Amendment to be executed effective as of the day and year first above written.

BUYER:

Inland Real Estate Acquisitions, Inc.,

an Illinois corporation

By:

/s/ Lou Quilici

Lou Quilici

Senior Vice President

SELLER:

Calvine South, LLC, a California

limited liability company

By: /s/ Paul S. Petrovich

Name: Paul Petrovich

Title:  Manager

Kohl’s

Elk Grove, California

Fourth Amendment to Agreement

FOURTH AMENDMENT TO AND REINSTATEMENT OF AGREEMENT

THIS FOURTH AMENDMENT TO AND REINSTATEMENT OF AGREEMENT (this “Fourth Amendment”) is made and entered into as of the 1ST day of July, 2010, by and between CALVINE SOUTH, LLC, a California limited liability company (“Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of May 6, 2010, (as amended; as terminated) (collectively, the “Agreement”) for the sale and purchase that certain real property commonly known as 8810 Calvine Road, Elk Grove, Sacramento County, California, as described by the Agreement (the “Property”).

WHEREAS, by Notice to Seller dated June 30, 2010, Buyer terminated the Agreement.

WHEREAS, Buyer and Seller have mutually agreed to reinstate the Agreement and to amend certain provisions thereof.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

11.

The “Contingency Period” as defined in Section 3.2 of the Agreement is hereby amended by deleting the date: “… June 30, 2010 …” and substituting the date: “… July 2, 2010 …” in its place.

12.

The “Closing Date” or “Closing” as defined in Section 2.3 of the Agreement is hereby amended by deleting the date: “… June 30, 2010 …” and substituting the date: “… July 2, 2010 …” in its place.

13.

At Closing, Buyer shall receive a credit for Kohl’s rent from and including the date of Closing through the end of the month of July, 2010.

14.

Subject only to Union Bank, N.A. approval (including supplemental language by lender), and the attachment of correct notarization blocks and Exhibits, Seller and Buyer agree that the final forms of Restrictive Covenant and Indemnity Agreement, and Tenant Restrictive Covenant and Indemnity Agreement, are each the versions dated June 30, 2010.

15.

This Fourth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fourth Amendment. Each person executing this Fourth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fourth

Kohl’s

Elk Grove, California

Fourth Amendment to Agreement

Amendment.  Any counterpart to this Fourth Amendment may be executed by facsimile copy and shall be binding on the parties.

Except as modified herein (and as previously amended), the Agreement is hereby reinstated and shall otherwise remain unmodified and in full force and effect.

1.1.

IN WITNESS WHEREOF, Buyer and Seller have caused this Fourth Amendment to be executed effective as of the day and year first above written.

BUYER:

Inland Real Estate Acquisitions, Inc.,

an Illinois corporation

By:

/s/ Lou Quilici

Lou Quilici

Senior Vice President

SELLER:

Calvine South, LLC, a California

limited liability company

By: /s/ Paul S. Petrovich

Name: Paul Petrovich

Title:  Manager